ACCEPTANCE FORM

TO BE USED TO ACCEPT THE OFFER FROM SUPERIOR NAVIGATION LTD. (THE "OFFEROR") TO
      ACQUIRE SHARES IN ANANGEL-AMERICAN SHIPHOLDINGS LIMITED ("ANANGEL").

                       The Luxembourg Receiving Agent is:

                    DEXIA BANQUE INTERNATIONALE A LUXEMBOURG
                                 SOCIETE ANONYME
                                69, route d'Esch
                                     BP 2205
                                L-2953 Luxembourg
                   Telephone: +352 4590 2392 or +352 4590 4327
                            Facsimile: +352 4590 4218


The shareholder register in Anangel per ___ February 2002 shows:

                                        Registered
FETA account:       No of shares:       trustee:            [_]   Yes   [_] No

CLOSING DATE:

ACCEPTANCE MUST BE RECEIVED BY DEXIA BANQUE INTERNATIONALE A LUXEMBOURG, SOCIETE ANONYME, PRIOR TO THE EXPIRATION TIME. THE ACCEPTANCE FORM MUST BE FILLED IN AND RETURNED BEFORE THE EXPIRATION OF THE OFFER. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS DESCRIBED TO THEM IN THE OFFER TO PURCHASE, DATED 12 FEBRUARY 2002 (THE "OFFER TO PURCHASE").

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF ORDINARY SHARES BEING TENDERED
------------------------------------------------------------------------------------------------------------------------------------
                       ORDINARY SHARES TENDERED                                  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                 (ATTACH ADDITIONAL LIST IF NECESSARY)                       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)
                                                                                              ON THE CERTIFICATE(S))
------------------------------------------------------------------ -----------------------------------------------------------------
CERTIFICATE NUMBER(S) *     TOTAL NUMBER              NUMBER OF
                         OF ORDINARY SHARES
                            EVIDENCED BY           ORDINARY SHARES
                          CERTIFICATE(S) *            TENDERED**
------------------------ -------------------- --------------------------

------------------------ -------------------- --------------------------

------------------------ -------------------- --------------------------

------------------------ -------------------- --------------------------

--------------------------------------------- --------------------------
TOTAL ORDINARY SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by Book-Entry Holders.

**   Unless otherwise indicated, it will be assumed that all Ordinary Shares evidenced by any certificate(s) delivered to the Luxembourg Receiving Agent are being tendered.
------------------------------------------------------------------------------------------------------------------------------------

To Superior Navigation Ltd.:

1. I/We have received the Offer to Purchase and hereby accept the Offer to acquire all my/our Shares in Anangel-American Shipholdings Limited in accordance with the terms set out in the Offer.

2. [_] Irrespective of 1. above, I/we accept the Offer only with regard to ________ Shares, which amounts to less than all of my/our Shares registered on my/our FETA account. (Check box only if you want partial acceptance).

3. I/we further accept that the Shares covered by this acceptance will be transferred to a special blocked FETA account in the registry of First European Transfer Agent S.A. held in my name, with Dexia Banque Internationale a Luxembourg, societe anonyme, as trustee.

4. I/We give First European Transfer Agent S.A. an ad-hoc irrevocable authority on behalf of the trustee to debit the Shares covered by this acceptance from my/our account in the registry.

5. I/We give First European Transfer Agent S.A. an ad-hoc irrevocable authority on behalf of the trustee to take all actions necessary to transfer the Shares to a FETA account in the registry held in the Offeror's name.

6. I/We accept that payment will be made through a credit to my/our bank account according to the standing payment instructions recorded at my/our account with First European Transfer Agent S.A. as the account into which dividends are to be paid or, where there is no record of such an account, that the payment will be sent to me/us by bank transfer. (Please refer to the instruction regarding backup withholding and attached Substitute Form W-9 for U.S. persons and Form W-8BEN for certain non-U.S. persons).

7. Payment for the Shares will be in U.S. dollars, in accordance with the Offer to Purchase.

8. I/We represent and covenant that my/our Shares are to be transferred free of any kind of encumbrances. I/We recognise that this acceptance can be treated as valid only if any trustees (marked "YES" under "Registered trustee" on the right above) have consented in signing on this acceptance form to the sale and transfer of the Shares to the Offeror.

9. This agreement is governed by, and is to be interpreted in accordance with, Cayman Islands law. Any conflicts arising in connection with this agreement which cannot be amicably settled, are to be resolved through arbitration in accordance with the Cayman Islands Arbitration Law (2001 Revision), at a legal venue in the Cayman Islands.



-----------------------------  -----------------------  ------------------------
            Place                       Date                   Signature(1)
                                                        (1) A proxy form or
                                                        company certificate must
                                                        be attached if signed by
                                                        a proxy.
TRUSTEE:

     FETA account[s] marked "YES" on the right above are registered in the name of a trustee. As the trustee, the undersigned consents to the transaction being accomplished:

-----------------------------  -----------------------  ------------------------
            Place                       Date                   Signature(1)
                                                        (1) A proxy form or
                                                        company certificate must
                                                        be attached if signed by
                                                        a proxy.

                    INSTRUCTION REGARDING BACKUP WITHHOLDING

     Substitute Form W-9 is attached for all tendering U.S. persons to complete and submit to prevent backup withholding. Under U.S. Federal income tax law, a non-exempt shareholder that is a U.S. citizen or resident alien is required to provide the Luxembourg Receiving Agent with such shareholder's correct TIN on the Substitute Form W-9. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and to backup withholding (at the appropriate rate, currently 30%) on the payment of any cash.

     The tendering U.S. person must check the box in Part 3 of Substitute Form W-9 if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Luxembourg Receiving Agent is not provided with a TIN before payment is made, the Luxembourg Receiving Agent will backup withhold (at the appropriate rate, currently 30%) on all payments to such tendering shareholders of any cash consideration due for their former shares.

     Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Luxembourg Receiving Agent.

     Certain shareholders (including, for example, corporations and certain foreign individuals) are exempt from backup withholding requirements. Non-U.S. persons with "offshore accounts" into which payment will be transferred are not requested to submit a certificate to prevent backup withholding. An "offshore account" is an account maintained at an office or branch of a U.S. or foreign bank or other financial institution at any location outside of the United States and outside of U.S. possessions. Other non-U.S. persons, including non-U.S. persons with bank accounts located at a branch or office of a U.S. or foreign bank or other financial institution located inside the United States or its possessions into which payment will be transferred, are urged to complete and submit an appropriate U.S. Form W-8BEN, W-8IMY (together with all appropriate attachments) or other appropriate Form W-8, signed under penalties of perjury, attesting to such person's exempt status. Holders are urged to consult their own tax advisers to determine whether they are exempt from, or otherwise not subject to, these backup withholding and reporting requirements. Additional Forms W-9, additional Forms W-8BEN, and Form W-8IMY may be obtained upon request from the Luxembourg Receiving Agent.

     If backup withholding applies, the Luxembourg Receiving Agent is required to withhold up to 30% of any payments to be made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Luxembourg Receiving Agent cannot refund amounts withheld by reason of backup withholding.

                  TO BE COMPLETED BY ALL TENDERING U.S. PERSONS

------------------------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: DEXIA BANQUE INTERNATIONALE A LUXEMBOURG, SOCIETE ANONYME
------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                             PART 1 - PLEASE PROVIDE YOUR TIN                   Social Security Number or Employer
FORM W-9                               IN THE BOX AT RIGHT AND                                 Identification Number
DEPARTMENT OF THE TREASURY INTERNAL    CERTIFY BY SIGNING AND DATING
REVENUE SERVICE                        BELOW                                              ----------------------------------

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN") AND
CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
                                       PART 2 - If you are exempt from backup             PART 3 - If you are awaiting TIN,
                                       withholding, please check the box:  [_]            check :  [_]
-----------------------------------------------------------------------------------------------------------------------------------
                                       PART 4 - CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                       (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                       IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO
                                       ME),

                                       (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I AM EXEMPT
                                       FROM BACKUP WITHHOLDING, (II) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL
                                       REVENUE SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS
                                       A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (III)
                                       THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                       WITHHOLDING, AND.

                                       (3) I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

                                       CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
------------------------------------------------------------------------------------------------------------------------------------
                                       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
                                       PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO
                                       AVOID BACKUP WITHHOLDING.



                                       SIGNATURE
                                                --------------------------------------------------------------------------------

                                       DATED
                                            ------------------------------------------------------------------------------------

                                       NAME (Please Print)
                                                          ----------------------------------------------------------------------

                                       ADDRESS
                                              ----------------------------------------------------------------------------------

                                       CITY, STATE AND ZIP CODE
                                                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
     ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
     SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature____________________________________   Dated____________________ , 2002


--------------------------------------------------------------------------------

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number for the Payee
(You) to Give the Payer. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended.

------------------------------------------------------------------------------------------------------------------------------------
                      FOR THIS TYPE OF ACCOUNT:                                        GIVE THE SOCIAL SECURITY NUMBER OF
------------------------------------------------------------------------------------------------------------------------------------

        1.   Individual                                                The individual

        2.   Two or more individuals (joint account)                   The actual owner of the account or, if combined funds,
                                                                        the first individual on the account(1)

        3.   Custodian account of a minor (Uniform Gift                The minor(2)
              to Minors Act)

        4.   a.   The usual revocable savings trust                    The grantor-trustee(1)
                   account (grantor is also trustee)

             b.   So-called trust account that is not a legal          The actual owner(1)
                   or valid trust under state law

        5.   Sole proprietorship                                       The owner(3)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               GIVE THE EMPLOYER
                      FOR THIS TYPE OF ACCOUNT:                                             IDENTIFICATION NUMBER OF
------------------------------------------------------------------------------------------------------------------------------------

        6.   Sole proprietorship                                       The owner(3)

        7.   A valid trust, estate, or pension trust                   The legal entity(4)

        8.   Corporate                                                 The corporation

        9.   Association, club, religious, charitable,                 The organization
             educational, or other tax-exempt organization

        10.  Partnership                                               The partnership

        11.  A broker or registered nominee                            The broker or nominee

        12.  Account with the Department of Agriculture                The public entity
             in the name of a public entity (such as a state
             or local government, school district, or
             prison) that receives agricultural program
             payments
------------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                    GUIDELINES FOR CERTIFICATON OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form W-7, Application for IRS Individual Taxpayer Identification Number or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM (1-800-829-3676), and apply for a number. If you are asked to complete Substitute Form W-9 but do not have a TIN, but have already applied for a TIN or intend to apply for one soon, check the box in Part 3 of the Form.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from withholding include:

o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
o The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
o    An international organization or any agency or instrumentality thereof.
o A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
o    A corporation.
o    A financial institution.
o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
o    A real estate investment trust.
o    A common trust fund operated by a bank under Section 584(a).
o An entity registered at all times during the tax year under the Investment Company Act of 1940.
o    A middleman known in the investment community as a nominee or custodian.
o A futures commission merchant registered with the Commodity Futures Trading Commission.
o    A foreign central bank of issue.
o A trust exempt from tax under Section 664 or described in Section 4947. Payments of dividends and patronage dividends generally exempt from backup withholding include:
o    Payments to nonresident aliens subject to withholding under Section 1441.
o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
o    Payments of patronage dividends not paid in money.
o    Payments made by certain foreign organizations.
o    Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and paid in the course of a trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
o    Payments described in Section 6049(b)(5) to nonresident aliens.
o    Payments on tax-free covenant bonds under Section 1451.
o    Payments made by certain foreign organizations.
o    Mortgage or student loan interest paid to you.
Certain other payments that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, GIVE THE PAYER THE COMPLETED FORM W-8BEN, W-8IMY (TOGETHER WITH ALL APPROPRIATE ATTACHMENTS) OR OTHER APPROPRIATE FORM W-8.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. - If the payer discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


  Form W-8BEN                                  CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL OWNER
                                                       FOR UNITED STATES TAX WITHHOLDING
  (Rev. December 2000)        > SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE. ? SEE SEPARATE INSTRUCTIONS.  OMB NO. 1545-1621
  Department of the Treasury      > GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT SEND TO THE IRS.
   Internal Revenue Service
------------------------------------------------------------------------------------------------------------------------------------
Do not use this form for:.........................................................................................Instead, use Form:
o  A U.S. citizen or other U.S. person, including a resident alien individual..................................................  W-9
o  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States............................................................................  W-8ECI
o  A foreign partnership, a foreign simple trust, or a foreign grantor trust
     (see instructions for exceptions)............................................................................  W-8ECI or W-8IMY
o  A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions).............  W-8ECI or W-8EXP
NOTE:  These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
o  A person acting as an intermediary.......................................................................................  W-8IMY
NOTE:  See instructions for additional expenses.
------------------------------------------------------------------------------------------------------------------------------------
 PART I         IDENTIFICATION OF BENEFICIAL OWNER (SEE INSTRUCTIONS.)
------------------------------------------------------------------------------------------------------------------------------------
1  Name of individual or organization that is the beneficial owner              2    Country of incorporation or organization

------------------------------------------------------------------------------------------------------------------------------------
3  Type of beneficial owner:  [_] Individual     [_] Corporation  [_] Disregarded entity    [_] Partnership         [_] Simple trust
   [_] Grantor trust          [_] Complex trust  [_] Estate       [_] Government            [_] International
   [_] Central bank of issue  [_] Tax-exempt     [_] Private                                    Organization
                                  organization       foundation
------------------------------------------------------------------------------------------------------------------------------------
4  Permanent residence address (street, apt. or suite no., or rural route).  DO NOT USE A P.O. BOX OR IN-CARE-OF ADDRESS.

------------------------------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code where appropriate.       Country (do not abbreviate)

------------------------------------------------------------------------------------------------------------------------------------
5  Mailing address (if different from above)

------------------------------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code where appropriate.       Country (do not abbreviate)

------------------------------------------------------------------------------------------------------------------------------------
6  U.S. taxpayer identification number, if required (see instructions)       7  Foreign tax identifying number, if any (optional)

                                      [_]  SSN or ITIN       [_]  EIN
------------------------------------------------------------------------------------------------------------------------------------
8     Reference number(s) (see instructions)

------------------------------------------------------------------------------------------------------------------------------------
PART II         CLAIM OF TAX TREATY BENEFITS (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
9  I CERTIFY THAT (CHECK ALL THAT APPLY):
   A  [_] The beneficial owner is a resident of _________ within the meaning of the income tax treaty between the United States and that country.
   B  [_] If required, the U.S. taxpayer identification number is stated on line
          6 (see instructions).
   C  [_] The beneficial owner is not an individual, derives the item (or items)
          of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
   D [_]  The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a
          U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
   E [_]  The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file
          Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.
10   SPECIAL RATES AND CONDITIONS (IF APPLICABLE--SEE INSTRUCTIONS): The
     beneficial owner is claiming the provisions of Article _______ of the treaty identified on line 9a above to claim a __________% rate of withholding on (specify type of income): identified on line 9a above to claim a __________% rate of withholding on (specify type of income)
     Explain the reasons the beneficial owner meets the terms of the treaty article:

     -------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PART III     NOTIONAL PRINCIPAL CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
11   [_]  I have provided or will provide a statement that identifies those notional principal contracts from which the income is NOT effectively connected with the conduct of a trade or business in the United
          States. I agree to update this statement as required.
------------------------------------------------------------------------------------------------------------------------------------
PART IV      CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Under penalty of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
o    I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
o    The beneficial owner is not a U.S. person,
o    The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, and
o    For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.
------------------------------------------------------------------------------------------------------------------------------------


 SIGN HERE >
              --------------------------------------------------------------------------------- -----------------  -----------------
              Signature of beneficial owner (or individual authorized to sign for beneficial     Date (MM-DD-YYYY) Capacity in which
                                                                                  owner)                                  acting
------------------------------------------------------------------------------------------------------------------------------------

FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE instructions.       Cat. No. 25047Z                   Form W-8BEN (Rev. 12-2000)
------------------------------------------------------------------------------------------------------------------------------------

                       The Luxembourg Receiving Agent is:

                    DEXIA BANQUE INTERNATIONALE A LUXEMBOURG
                                 SOCIETE ANONYME
                                69, route d'Esch
                                     BP 2205
                                L-2953 Luxembourg
                    Telephone: +352 4590 2392, +352 4590 4327
                            Facsimile: +352 4590 4218


                   The Manager of the International Offer is:

                       FIRST EUROPEAN TRANSFER AGENT S.A.

                               5 rue Thomas Edison
                                 L-1445 Strassen
                                 G-D Luxembourg
                          Telephone: +352 25 47 01 9202
                          Facsimile: +352 25 47 01 9500